UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 27, 2019

XYNOMIC PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38120	83-4696467
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 3306, K. Wah Centre, 1010 Middle Huaihai Road, Shanghai, China	200031
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: +86 21 54180212

Bison Capital Acquisition Corp.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

DISCLAIMER

THIS REPORT AND THE EXHIBITS HERETO ARE NOT A PROSPECTUS OR A SOLICITATION OF A PROXY, CONSENT OR AUTHORIZATION WITH RESPECT TO ANY SECURITIES OR IN RESPECT OF THE PROPOSED TRANSACTION. THIS INVESTOR PRESENTATION SHALL ALSO NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION OF AN OFFER TO BUY ANY SECURITIES, NOR SHALL THERE BE ANY SALE OF SECURITIES IN ANY STATES OR JURISDICTIONS IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF ANY SUCH JURISDICTION. NO REGISTERED OFFERING OF SECURITIES SHALL BE MADE EXCEPT BY MEANS OF A PROSPECTUS MEETING THE REQUIREMENTS OF SECTION 10 OF THE SECURITIES ACT OF 1933, AS AMENDED.

FORWARD LOOKING STATEMENTS

THIS REPORT AND THE EXHIBITS HERETO INCLUDES “FORWARD-LOOKING STATEMENTS” WITHIN THE MEANING OF THE SAFE HARBOR PROVISIONS OF THE US PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. ANY ACTUAL RESULTS MAY DIFFER FROM EXPECTATIONS, ESTIMATES AND PROJECTIONS PRESENTED OR IMPLIED AND, CONSEQUENTLY, YOU SHOULD NOT RELY ON THESE FORWARD-LOOKING STATEMENTS AS PREDICTIONS OF FUTURE EVENTS. WORDS SUCH AS “EXPECT,” “ESTIMATE,” “PROJECT,” “BUDGET,” “FORECAST,” “ANTICIPATE,” “INTEND,” “PLAN,” “MAY,” “WILL,” “COULD,” “SHOULD,” “BELIEVES,” “PREDICTS,” “POTENTIAL,” “CONTINUE,” AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY SUCH FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INCLUDE, WITHOUT LIMITATION, XYNOMIC’S EXPECTATIONS WITH RESPECT TO FUTURE PERFORMANCE, ANTICIPATED FINANCIAL IMPACTS OF THE PROPOSED BUSINESS COMBINATION, APPROVAL OF THE BUSINESS COMBINATION TRANSACTIONS BY SECURITY HOLDERS, THE SATISFACTION OF THE CLOSING CONDITIONS TO SUCH TRANSACTIONS AND THE TIMING OF THE COMPLETION OF SUCH TRANSACTIONS.

SUCH FORWARD-LOOKING STATEMENTS RELATE TO FUTURE EVENTS OR FUTURE PERFORMANCE, BUT REFLECT THE PARTIES’ CURRENT BELIEFS, BASED ON INFORMATION CURRENTLY AVAILABLE. MOST OF THESE FACTORS ARE OUTSIDE THE PARTIES’ CONTROL AND ARE DIFFICULT TO PREDICT. A NUMBER OF FACTORS COULD CAUSE ACTUAL EVENTS, PERFORMANCE OR RESULTS TO DIFFER MATERIALLY FROM THE EVENTS, PERFORMANCE AND RESULTS DISCUSSED IN THE FORWARD-LOOKING STATEMENTS. FACTORS THAT MAY CAUSE SUCH DIFFERENCES INCLUDE, AMONG OTHER THINGS: THE POSSIBILITY THAT THE BUSINESS COMBINATION DOES NOT CLOSE OR THAT THE CLOSING MAY BE DELAYED BECAUSE CONDITIONS TO THE CLOSING MAY NOT BE SATISFIED, INCLUDING THE RECEIPT OF REQUISITE SHAREHOLDER AND OTHER APPROVALS, THE PERFORMANCES OF XYNOMIC, AND THE ABILITY OF XYNOMIC TO REGAIN COMPLIANCE WITH THE NASDAQ CAPITAL MARKET’S LISTING STANDARDS; THE REACTION OF XYNOMIC’S LICENSORS, COLLABORATORS, SERVICE PROVIDERS OR SUPPLIERS TO THE BUSINESS COMBINATION; UNEXPECTED COSTS, LIABILITIES OR DELAYS IN THE BUSINESS COMBINATION TRANSACTION; THE OUTCOME OF ANY LEGAL PROCEEDINGS RELATED TO THE TRANSACTION; THE OCCURRENCE OF ANY EVENT, CHANGE OR OTHER CIRCUMSTANCES THAT COULD GIVE RISE TO THE TERMINATION OF THE BUSINESS COMBINATION TRANSACTION AGREEMENT; AND GENERAL ECONOMIC CONDITIONS.

THE FOREGOING LIST OF FACTORS IS NOT EXCLUSIVE. ADDITIONAL INFORMATION CONCERNING THESE AND OTHER RISK FACTORS ARE CONTAINED IN XYNOMIC’S MOST RECENT FILINGS WITH THE SEC. ALL SUBSEQUENT WRITTEN AND ORAL FORWARD-LOOKING STATEMENTS CONCERNING XYNOMIC OR OTHER MATTERS AND ATTRIBUTABLE TO XYNOMIC, XYNOMIC’S SHAREHOLDERS OR ANY PERSON ACTING ON BEHALF OF ANY OF THEM ARE EXPRESSLY QUALIFIED IN THEIR ENTIRETY BY THE CAUTIONARY STATEMENTS ABOVE. READERS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON ANY FORWARD-LOOKING STATEMENTS, WHICH SPEAK ONLY AS OF THE DATE MADE. NEITHER XYNOMIC NOR XYNOMIC’S SHAREHOLDERS UNDERTAKE OR ACCEPT ANY OBLIGATION OR UNDERTAKING TO RELEASE PUBLICLY ANY UPDATES OR REVISIONS TO ANY FORWARD-LOOKING STATEMENT TO REFLECT ANY CHANGE IN THEIR EXPECTATIONS OR ANY CHANGE IN EVENTS, CONDITIONS OR CIRCUMSTANCES ON WHICH ANY SUCH STATEMENT IS BASED.

Item 7.01. Regulation FD Disclosure.

In September 2019, Xynomic Pharmaceuticals Holdings, Inc. (the “Company”) has updated investor presentation (the “Presentation”) to give an overview of its current corporate development and operation. The Company will post such Presentation to its website at www.xynomicpharma.com upon filing of this report. A copy of the Presentation is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Items 7.01 and 9.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or any of its affiliates.

Neither this report on Form 8-K nor the Presentation attached hereto as Exhibit 99.1 constitute an offer to sell, or the solicitation of an offer to buy our securities, nor shall there be any sale of our securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or jurisdiction.

Item 9.01(d). Financial Statements and Exhibits.

(d) Exhibits.

99.1	Investor Presentation (September 2019)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XYNOMIC PHARMACEUTICALS HOLDINGS, INC

Date: September 27, 2019	By:	/s/ Yinglin Mark Xu
Yinglin Mark Xu
Chairman of the Board, Chief Executive Officer, President and Interim Chief Financial Officer

3